UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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ANSYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANSYS, INC.

Southpointe

275 Technology Drive

Canonsburg, PA 15317

March 24, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ANSYS, Inc. (the “Company”) to be held on Tuesday, May 10, 2005, at 2:00 p.m. Eastern Time, at the Southpointe Club located at Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania (the “Annual Meeting”).

The Annual Meeting has been called for the purposes of (i) electing two Class III Directors for three-year terms; (ii) ratifying the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm; and (iii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 15, 2005 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote “FOR” the election of the nominees of the Company’s Board of Directors as Class III Directors of the Company and “FOR” the ratification of Deloitte and Touche LLP as independent registered public accounting firm.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; (2) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; OR (3) MARK, DATE AND SIGN THE PROXY CARD RETURNING IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES SENT BY INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:59 PM UNITED STATES EASTERN TIME ON MAY 9, 2005. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

James E. Cashman III President and Chief Executive Officer

ANSYS, INC.

Southpointe

275 Technology Drive

Canonsburg, PA 15317

(724) 746-3304

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, May 10, 2005

Notice Is Hereby Given that the Annual Meeting of Stockholders of ANSYS, Inc. (the “Company”) will be held on Tuesday, May 10, 2005, at 2:00 p.m. Eastern Time, at the Southpointe Club, Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania (the “Annual Meeting”), for the purpose of considering and voting upon:

1.	The election of two Class III Directors for three-year terms;

2.	The ratification of the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm; and

3.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 15, 2005 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

Sheila S. DiNardo VP, General Counsel and Secretary

Canonsburg, Pennsylvania

March 24, 2005

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; (2) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; OR (3) MARK, DATE AND SIGN THE PROXY CARD RETURNING IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES SENT BY INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:59 PM UNITED STATES EASTERN TIME ON MAY 9, 2005. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

ANSYS, Inc.

Southpointe

275 Technology Drive

Canonsburg, PA 15317

(724) 746-3304

PROXY STATEMENT

2005 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, May 10, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ANSYS, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 10, 2005 at 2:00 p.m. Eastern Time at the Southpointe Club, Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania, and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.	The election of two Class III Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2008 and until such Director’s successor is duly elected and qualified;

2.	The ratification of the selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm; and

3.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about March 24, 2005 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 15, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 31,565,813 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 202 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present and represented by proxy and entitled to vote on the matter is required for the election of the Class III Directors. Abstentions and broker non-votes will not be counted as voting with respect to the election of the Class III Directors and, therefore, will not have an effect on the election of the Class III Directors.

The affirmative vote of holders of a majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the approval of the ratification of the selection of the independent registered public accounting firm. Broker non-votes will not be considered present and represented and entitled to vote on these matters and, therefore, will have no effect on the approval of the ratification of the selection of the independent registered public accounting firm. Abstentions will be counted as voting against the ratification of the selection of independent registered public accounting firm.

Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. You may also vote by telephone or on the internet in accordance with the procedures on the proxy card. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the nominees for Director listed in this Proxy Statement and the ratification of the Company’s selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm. It is not anticipated that any matters other than the election of Class III Directors and the ratification of the Company’s selection of Deloitte and Touche LLP as the Company’s independent registered public accounting firm will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. Internet and telephone voting procedures verify stockholders’ identities and allow stockholders to confirm that voting has been recorded correctly. Stockholders voting through the internet should realize that there may be additional costs with electronic access, such as usage charges from internet access providers that must be paid by the stockholder.

Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2004 (“Fiscal 2004”), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of seven members and is divided into three classes, with three Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company’s stockholders at each annual meeting.

At the Annual Meeting, two Class III Directors will be elected to serve until the annual meeting of stockholders in 2008 and until such Director’s successor is duly elected and qualified. Based on the recommendation of the Company’s Nominating and Corporate Governance Committee, the Board of Directors has nominated James E. Cashman, III and John F. Smith for re-election as the Class III Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Mr. Cashman and Mr. J. Smith as Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

A quorum being present, the affirmative vote holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominees as Class III Directors of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS III DIRECTORS OF THE COMPANY.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected the accounting firm of Deloitte and Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2005. Deloitte and Touche LLP is considered by management of the Company to be well qualified. A representative of Deloitte and Touche LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Although the Company is not required to submit the ratification of the selection of its independent registered public accounting firm to a vote of stockholders, the Board of Directors believes that it is sound policy to do so. In the event that the majority of the votes cast are against the selection of Deloitte and Touche LLP, the directors will consider the vote and the reasons for it in future decisions on the selection of independent registered public accounting firms.

Vote Required For Approval

The affirmative vote of holders of a majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the approval of the ratification of the selection of the independent registered public accounting firm.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION REGARDING DIRECTORS

The Board of Directors of the Company held six meetings during Fiscal 2004. During Fiscal 2004, each of the incumbent Directors attended at least 91% of the total number of meetings of the Board and of the committees of which he or she was a member. The Board of Directors has established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and a Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”).

The Audit Committee selects the independent registered public accounting firm to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent registered public accounting firm, reviews with management and the independent registered public accounting firm the Company’s annual operating results, reviews the Company’s periodic disclosure related to its financial statements, considers the adequacy of the internal accounting procedures and establishes policies for business values, ethics and employee relations. The Audit Committee currently consists of three directors, Roger J. Heinen, Jr., Bradford C. Morley and Patrick J. Zilvitis, each of whom is not an employee of the Company and is considered independent within the meaning of Rule 4200(a)(15) of the Nasdaq listing requirements. The Board of Directors has determined that Bradford C. Morley qualifies as the “audit committee financial expert” and is “independent” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee has a written charter adopted by the Board of Directors which is attached as Exhibit I to the proxy statement for the Company’s 2005 Annual Meeting and is available on the Company’s website at www.ansys.com. The foregoing information concerning the Audit Committee shall not be deemed “soliciting material” or to be “filed” with the commission, nor incorporated by reference into any other filing, in each case to the extent permitted by the rules and regulations of the Securities and Exchange Commission (“SEC”). During Fiscal 2004, the Audit Committee held five meetings. The Audit Committee’s report to stockholders appears elsewhere in the proxy statement.

The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, reviews succession planning for senior management, reviews the options or stock to be granted to eligible persons under the Second Amended and Restated ANSYS, Inc. 1996 Stock Option and Grant Plan (the “Option Plan”) and takes such other action as may be required in connection with the Company’s compensation and incentive plans. The Compensation Committee currently consists of two non-employee, independent directors, Jacqueline C. Morby and John F. Smith and held five meetings during Fiscal 2004. The Compensation Committee’s report on executive compensation appears elsewhere in this proxy statement.

The Nominating and Corporate Governance Committee oversees the qualification and nomination process for potential director candidates, reviews the continued qualification of existing directors and is responsible for corporate governance oversight. The Nominating and Corporate Governance Committee currently consists of three non-employee directors, Bradford C. Morley, John F. Smith and Patrick J. Zilvitis. As required by Rule 4350(c) of the Nasdaq listing requirements, each of these members is independent as defined in Rule 4200 of the Nasdaq listing requirements. The Nominating and Corporate Governance Committee held one meeting in Fiscal 2004. The Nominating and Corporate Governance Committee has a written charter adopted by the Board of Directors, which is available on the Company’s website at www.ansys.com.

The Nominating and Corporate Governance Committee will review and consider director candidates who have been recommended by stockholders, using the same criteria as potential nominees recommended by the Nominating and Corporate Governance Committee or others. We did not receive any stockholder recommendations for director candidates for election at the 2005 Annual Meeting. Stockholders submitting candidates for consideration by the Nominating and Corporate Governance Committee should deliver a submission in writing to the Secretary of the Company and should follow the timing, informational and other requirements regarding stockholder proposals set forth in the Company’s By-laws or in applicable SEC rules. Such submission should specify whether the named person(s) should be considered by the Nominating and Corporate Governance Committee for inclusion as a Board of Directors nominee or whether the named person(s) are to be considered stockholder nominees under the By-laws. At a minimum, each nominee, whether proposed by a stockholder or any other party, is expected to have the highest personal and professional integrity, shall demonstrate sound judgment, and shall be expected to effectively interact with other members of the Board to serve the long-term interests of the Company and its stockholders. A stockholder wishing to nominate a director separately from the slate of directors nominated by the Company should follow the procedures described in this Proxy Statement under the heading “Submission of Stockholder Proposals for 2006 Annual Meeting.”

Stockholders who wish to submit director candidates for consideration should send such recommendations to the Secretary of the Company at the Company’s executive offices not less than 120 calendar days prior to the first anniversary of the date on which the Company’s proxy statement for the prior year was released. Such recommendations must include: (1) the name and address of record of the stockholder; (2) a representation that the stockholder is a record holder of the Company’s Common Stock, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (3) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate; (4) a description of the qualifications of the proposed director candidate which address the minimum qualifications described above; (5) a description of all arrangements or understandings between the stockholder and the proposed director candidate; and (6) the consent of the proposed director candidate to be named in the proxy statement and to serve as a director if elected at such meeting. Stockholders must also submit any other information regarding the proposed candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC. See also the information under “Submission of Stockholder Proposals for 2006 Annual Meeting.”

In Fiscal 2004, non-employee directors received fees of $2,000 for each Board of Directors meeting, $1,000 for each Board Committee meeting, and fees ranging from $500 to $1,000 for each Board Committee conference call or Board of Directors conference call they attended. Each director was reimbursed for travel and other expenses incurred in attending meetings. The Company also pays a $5,000 annual retainer to each independent director and an additional $5,000 annual retainer to the Audit Committee Chairman. Also, under the Option Plan, each independent director is entitled to receive a one-time option grant upon becoming a director and an annual grant of options to purchase Common Stock as described under Section 5(c) of the Option Plan.

Any security holder desiring to send communications to the Board of Directors, or any individual director, may forward such document to the Secretary of the Company at the Company’s office in Canonsburg, Pennsylvania. The Secretary of the Company will collect and organize such communications and forward them to the Board of Directors or the particular director, as the case may be.

The Company does not have a policy with respect to directors’ attendance at the Company’s annual meeting. The following directors attended the Company’s annual meeting for fiscal year 2003: James E. Cashman III, Roger J. Heinen, Jr., Bradford C. Morley, John F. Smith, Peter J. Smith and Patrick J. Zilvitis.

Set forth below is certain information regarding the Directors of the Company, including the Class III Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

Name	Age	Director Since
Class I—Term Expires 2006
Peter J. Smith	60	1994
Patrick J. Zilvitis(1)(3)	61	2000
Bradford C. Morley(1)(3)	58	2001
Class II—Term Expires 2007
Roger J. Heinen, Jr.(1)	54	1996
Jacqueline C. Morby(2)	67	1994
Class III—Term Expires 2005
James E. Cashman, III*	51	2000
John F. Smith(2)(3)*	69	1995

*	Nominee for re-election.

(1)	Member of Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

Peter J. Smith has been Chairman of the Board of Directors of the Company since July 1995. Mr. Smith served as President until April 1999 and Chief Executive Officer until February 2000. Prior to joining the

Company, Mr. Smith was Vice President of European Operations for Digital Equipment Corporation, a computer company, from November 1991 to March 1994. Previously, he managed Digital’s worldwide applications development and marketing activities, including its engineering systems group which focused on CAD and CAM, graphics and general engineering market business. Mr. Smith holds a B.S. degree in electrical engineering from Northeastern University and an M.B.A. from the University of Notre Dame. Mr. Smith is also Chairman of Neartek, Inc., a storage software company, and Chairman of Bluesocket, Inc., a wireless local area network company.

James E. Cashman III has been Chief Executive Officer of the Company since February 2000 and President since April 1999. Mr. Cashman served as the Company’s Senior Vice President of Operations from September 1997 to April 1999. Prior to joining the Company, Mr. Cashman was Vice President of Marketing and International Operations at PAR Technology Corporation, a computer software and hardware company involved in transaction processing, from May 1995 to September 1997. From September 1994 to May 1995, he was Vice President of Product Development and Marketing at Metaphase Technology, Inc., a product data management company. Prior to joining Metaphase, Mr. Cashman was employed by Structural Dynamics Research Corporation, a computer aided design company, from 1976 to 1994 in a number of sales and technical positions. Mr. Cashman is also a director of the Pittsburgh Technology Council.

Roger J. Heinen, Jr. has served as a director of the Company since April 1996. Mr. Heinen is a partner at Flagship Ventures in Cambridge, Massachusetts and was a Senior Vice President, Developer Division, of Microsoft Corporation, a software company, from January 1993 through March 1996. Mr. Heinen is also a director of Progress Software Corporation, which markets and supports application development, deployment and management software, as well as a director for several start-up companies in the information technology sector.

Jacqueline C. Morby has served as a director of the Company since February 1994. Ms. Morby began semi-retirement and became a Principal of TA Associates, Inc. in 2003 and was Managing Director or a partner of TA Associates, Inc. or its predecessor from 1982 to 2003. Ms. Morby is also a director of J&B Software, a transaction processing software and services company, Axioma, Inc., a financial software company, SoftMed Systems Incorporated, a healthcare information systems company, Pacific Life Corporation, a life insurance company, and HVL Incorporated, a manufacturer and distributor of vitamins and nutritional supplements.

Bradford C. Morley has served as a director of the Company since February 2001. From 1994 through 1999, Mr. Morley served as a director for two high technology software companies: Computer Aided Design Software, Inc. and Camax Manufacturing Technologies. From 1990 to 1993, Mr. Morley was President of Applicon, Inc., a CAD/CAM subsidiary of Schlumberger Ltd. Prior to that time, Mr. Morley was employed for fifteen years at Structural Dynamics Research Corporation, where he served as Senior Vice President and General Manager. Mr. Morley is also currently serving as Chairman of CoCreate Software Inc., a provider of collaborative product design software solutions.

John F. Smith has served as a director of the Company since December 1995. Mr. Smith is currently a venture partner in Flagship Ventures, an investment group that initiates and manages companies from the earliest stage of technology innovations. Most recently, Mr. Smith served as Chief Executive Officer and Director of Infini Switch, a venture-backed company developing switch technology for infiniband standard. Mr. Smith served as the President of Perseptive Biosystems, a life sciences company, from July 1996 to 1999 and as Chief Operating Officer and Senior Vice President of Digital Equipment Corporation from 1986 through 1994. Mr. Smith also serves on numerous private company boards.

Patrick J. Zilvitis has served as a director since July 2000. Mr. Zilvitis was Chief Information Officer and Corporate Vice President of The Gillette Company, a global producer of consumer goods, from 1992 through 2000. Prior to 1992, Mr. Zilvitis managed the Consulting Services business at Digital Equipment Corporation, a computer company. Mr. Zilvitis is a director of StockerYale, Inc., a provider of advanced illumination and optical products and services. He is also an active consultant with Benchmarking Partners of Cambridge, Massachusetts.

Director Independence

The Board of Directors has determined that each of Mr. Heinen, Ms. Morby, Mr. Morley, Mr. John F. Smith and Mr. Zilvitis is an “independent director” in accordance with Nasdaq listing requirements. Therefore, the Company currently has a majority of “independent directors.”

Code of Business Conduct and Ethics

The Company has adopted the ANSYS Code of Business Conduct and Ethics, which applies to all employees, officers and directors of ANSYS. The Code of Business Conduct and Ethics meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K and applies to our Chief Executive Officer and Chief Financial Officer, as well as all other employees, as indicated above. The Code of Business Conduct and Ethics also meets the requirements of corporate governance under the listing standards of The Nasdaq Stock Market. The Code of Business Conduct and Ethics is posted on our website at www.ansys.com in the “Investors” section under the heading “Corporate Governance”. The Company will also provide a copy of the Code of Business Conduct and Ethics to stockholders upon request and intends to disclose any amendments to the Code of Business Conduct and Ethics, as well as any waivers for executive officers or directors, on our website.

Meetings of Independent Directors

Independent directors of the Company regularly meet in executive sessions outside the presence of management. Currently, the independent directors of the Company are Mr. Heinen, Ms. Morby, Mr. Morley, Mr. John F. Smith and Mr. Zilvitis. The presiding director for these meetings is currently Mr. Zilvitis. Any interested party who wishes to make their concerns known to the independent directors may forward such communication to the Secretary of the Company at the Company’s office in Canonsburg, Pennsylvania. The Secretary of the Company will collect and organize such communications and forward them to Mr. Zilvitis.

Audit Committee Report to Stockholders

The Board of Directors has established an Audit Committee, whose members during Fiscal 2004 were Roger J. Heinen, Jr., Bradford C. Morley and Patrick J. Zilvitis. The Board of Directors has determined that each of the members of the Audit Committee is “independent” as defined in Rule 4200 of the Nasdaq listing requirements. The information contained in this Audit Committee Report to Stockholders shall not be deemed “soliciting material” or to be deemed “filed” with the commission nor incorporated by reference into any other filing, in each case to the extent permitted by the rules and regulations of the SEC.

With respect to Fiscal 2004, the Audit Committee:

•	reviewed and discussed the audited financial statements with the Company’s management;

•	discussed with Deloitte and Touche LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and SEC Rule 2-07 of Regulation S-X; and

•	received the written disclosures and the letter from Deloitte and Touche LLP required by Independence Standards Board Standard No. 1, and has discussed with Deloitte and Touche LLP its independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

AUDIT COMMITTEE

Bradford C. Morley, Chairman

Roger J. Heinen, Jr.

Patrick J. Zilvitis

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company has selected Deloitte and Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005.

A representative of Deloitte and Touche LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

The Audit Committee pre-approves all auditing services and the terms thereof and all non-audit services, provided that the pre-approval requirement is waived for any non-audit services if the “de minimus exception” set forth in Section 10A(i)(1)(B) of the Exchange Act is satisfied.

The following table sets forth the aggregate fees billed to the Company for professional services rendered by the Company’s principal accounting firm for the fiscal years ended December 31, 2004 and 2003, including the reviews of the financial statements included in the Company’s Form 10-Q filings and general accounting consultations, by the Company’s principal accounting firm, Deloitte and Touche LLP.

	2003	2004
Audit Fees	$178,000	$427,000
Audit-Related Fees	96,000	49,000
Tax Fees	141,000	196,000
All Other Fees	—	—

	$415,000	$672,000

Deloitte and Touche LLP did not provide any services related to financial information systems design and implementation during 2003 or 2004.

“Audit Fees” in 2004 include fees related to the annual audit of the financial statements and internal controls over financial reporting pursuant to the Sarbanes-Oxley Act of 2002 and quarterly reviews.

“Audit-Related Fees” are for assurance and related services by Deloitte and Touche LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements.

The services performed by the independent registered public accounting firm in 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Company’s Audit Committee. The policy requires that during each of the Audit Committee’s scheduled quarterly meetings, a description of services requested to be provided by the independent registered public accounting firm during the following quarter will be submitted to the Audit Committee for approval. Any requests for audit, audit-related, tax and other services not contemplated during the quarterly approval process must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted.

The Audit Committee has considered whether the provision of services, including non-audit services, by Deloitte and Touche LLP is compatible with maintaining Deloitte and Touche LLP’s independence and has concluded that it is compatible.

EXECUTIVE OFFICERS

The names and ages of the executive officers of the Company and the principal occupation and business experience for at least the last five years for each executive officer who is not also a director are set forth below as of December 31, 2004.

Name	Age	Position
Peter J. Smith	60	Chairman of the Board
James E. Cashman III	51	President and Chief Executive Officer
Maria T. Shields	40	Chief Financial Officer, Vice President, Finance and Administration
Joseph C. Fairbanks, Jr.	50	Vice President, Sales and Support
J. Christopher Reid	50	Vice President and General Manager, Fluids Business Unit
Michael J. Wheeler	53	Vice President and General Manager, Mechanical Business Unit

Maria T. Shields has been the Company’s Chief Financial Officer, Vice President, Finance and Administration since September 1998. Previously, she had served as the Company’s Corporate Controller since September 1994, and a Vice President since May 1998. Prior to joining the Company, Ms. Shields held various positions as a CPA with Deloitte and Touche LLP, including that of Audit Manager. Ms. Shields holds a B.S. degree in accounting from Pennsylvania State University.

Michael J. Wheeler has been Vice President and General Manager, Mechanical Business Unit since January 2002. Previously, he had served as the Company’s Vice President, Marketing since December 2000. Prior to joining the Company, Mr. Wheeler was Vice President of Operations of Technet International, a computer aided engineering services company from May 2000. Prior to May 2000, Mr. Wheeler held various management roles with Parametric Technology Corporation and Rasna Corporation. He began his career at Swanson Analysis Systems, Inc., the predecessor to ANSYS, Inc., in 1976. Mr. Wheeler holds a Bachelor of Science degree in Mechanical Engineering from the University of Pittsburgh.

Joseph C. Fairbanks, Jr. has been Vice President, Sales and Support since October 2001. Prior to joining the Company, Mr. Fairbanks was President and Chief Operating Officer for Black Oak Computer Services Incorporated from August 2000 to October 2001. Prior to this position, Mr. Fairbanks was the Vice President, Sales and Marketing for the IBM Business Unit of Avnet Hallmark, an IBM Distributor, from August 1997 to August 2000. Prior to August 1997, Mr. Fairbanks was the Director of Sales Operations for Aspen Technology, a chemical engineering software company. Mr. Fairbanks holds a degree in Computer Sciences from West Chester University.

J. Christopher Reid has been Vice President and General Manager, Fluids Business Unit since February 2003. Prior to joining the Company, Mr. Reid served as President and Chief Executive Officer of the CFX division of AEA Technology from May 2001 to February 2003. During his career, Mr. Reid held a variety of senior management positions, including sales, marketing and product development, 20 years of which were with Honeywell International Industrial Automation and Control. Subsequent to that, Mr. Reid served as COO with ProFac Facilities Management, Inc., a leading supplier of real estate outsourcing services. Additionally, Mr. Reid represented Open Options Corporation as an independent management consultant specializing in marketing, strategic planning and model-based decision support tools. Mr. Reid holds a Bachelor of Applied Science degree in Civil Engineering from the University of Waterloo.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation (including salary, bonuses, stock options and certain other compensation) paid by the Company for services in all capacities for fiscal years ended December 31, 2002, 2003 and 2004, to its Chief Executive Officer and to each of its four other most highly compensated executive officers whose total compensation exceeded $100,000 in fiscal 2004 (all five being hereinafter referred to as the “Named Executive Officers”). The share data and share prices in this proxy give effect for the two-for-one stock split, applied retroactively.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Securities Underlying Options (shares)	Restricted Stock Award ($) (2)	All Other Compensation ($) (3)
James E. Cashman, III President and Chief Executive Officer	2004 2003 2002	340,000 320,000 300,000	325,000 230,000 190,000	150,000 — 160,000	— — —	32,812 32,630 30,930	(4) (4) (4)

J. Christopher Reid (5) Vice President and General Manager, Fluids Business Unit	2004 2003 2002	205,571 169,100 —	114,503 76,085 —	— 60,000 —	8,988 — —	5,311 4,903 —

Michael J. Wheeler Vice President and General Manager, Mechanical Business Unit	2004 2003 2002	163,750 149,167 140,000	124,400 92,425 68,500	— 50,000 24,000	10,785 8,906 —	20,500 13,653 9,728

Joseph C. Fairbanks, Jr. Vice President, Sales and Support	2004 2003 2002	150,625 150,000 150,000	121,250 65,975 50,000	— — 14,000	10,785 8,906 —	28,791 26,688 90,834	(6) (6) (6)

Maria T. Shields Chief Financial Officer Vice President, Finance and Administration	2004 2003 2002	143,333 124,417 118,000	90,380 72,085 49,800	— 10,000 26,000	10,785 8,906 —	20,500 18,507 15,500

(1)	Consists of bonus payments by the Company in respect to performance for each fiscal year.

(2)	Reflects the value of shares granted by the Company in respect to performance for each fiscal year. These shares are subject to contractual restrictions on resale for a period of four years after date of grant, while employed at the Company. The value in 2003 included a gross up to account for the tax effect.

(3)	Consists of contributions by the Company to its Pension and Profit-Sharing Plans on behalf of each of the named executive officers unless and to the extent otherwise noted.

(4)	Includes premiums on life insurance of $3,430, $3,430 and $3,430 and costs for automobile allowance and reimbursement for automobile usage-related expenses of $8,882, $7,200 and $7,200 paid by the Company on behalf of Mr. Cashman, respectively, for 2004, 2003 and 2002.

(5)	Became the Company’s Vice President and General Manager of Fluids Business Unit in February 2003.

(6)	Includes $84,833 in relocation expenses in 2002 and costs for automobile allowance of $6,000 paid by the Company on behalf of Mr. Fairbanks for 2004, 2003 and 2002.

Option Grants.    The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Company’s Named Executive Officers who received option grants during Fiscal 2004.

Option Grants in Last Fiscal Year

Individual Grants
Name	Number of Securities Underlying Options Granted (#)(2)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
					5% ($)	10% ($)
James E. Cashman III	150,000	21.8%	$18.56	02/05/14	$1,750,843	$4,436,979
J. Christopher Reid	—	—%	$—	—	$—	$—
Michael J. Wheeler	—	—%	$—	—	$—	$—
Joseph C. Fairbanks, Jr.	—	—%	$—	—	$—	$—
Maria T. Shields	—	—%	$—	—	$—	$—

(1)	This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(2)	The options set forth above become exercisable in four equal annual installments, commencing on the first anniversary of the grant date. All options are subject to the employee’s continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Company’s Compensation Committee on the date of the grant.

Option Exercises and Option Values.    The following table sets forth information concerning the number of shares acquired and the value realized upon exercise of stock options during 2004 and information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers at December 31, 2004.

Aggregated Fiscal Year-End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2004(#) (1)		Value of Unexercised In-the-Money Options at December 31, 2004($) (1) (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
James E. Cashman III	190,886	$3,629,310	551,114	280,000	$14,427,793	$5,006,863
J. Christopher Reid	15,000	$153,055	—	45,000	$—	$915,075
Michael J. Wheeler	41,510	$473,537	47,191	60,899	$1,102,773	$1,161,684
Joseph C. Fairbanks, Jr.	45,000	$687,556	37,000	32,000	$838,420	$721,725
Maria T. Shields	21,026	$375,053	132,974	28,000	$3,398,037	$591,838

(1)	The options set forth became exercisable in four equal annual installments, commencing on the first anniversary of the grant date. All options are subject to the employee’s continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Company’s Compensation Committee on the date of the grant.

(2)	Based on the last reported sale price on the Nasdaq National Market on December 31, 2004 ($32.06 per share) less the aggregate option exercise price.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee (the “Committee”) is responsible for the oversight of all of the Company’s compensation policies, practices and programs, annual review and approval of Chief Executive Officer and executive officer compensation, and administration of the Company’s stock option and employee stock purchase plans. The Committee’s charter reflects these responsibilities, and the Committee and Board of Directors periodically review and update the charter. Members of the Committee are appointed from the Board annually at the first meeting of the Board following the annual meeting of stockholders. All of the members of the Committee are independent directors as defined by Nasdaq.

Compensation Philosophy.    The underlying philosophy of the Company’s compensation programs is that total cash compensation should be aligned with the Company’s performance in achieving financial and non-financial objectives, and that any long term incentive compensation should be aligned with stockholder interests. This philosophy applies to all of the Company’s employees, with increasing levels of incentive compensation variability and risk as employee responsibilities increase. A key objective of the Company’s executive compensation programs and practices is to attract, retain and reward executives who are responsible for leading the Company in achieving or exceeding corporate performance goals.

The Company’s executive compensation programs generally consist of three principal elements: base salary, cash bonus and equity grants in the form of stock options and restricted stock, with an emphasis on incentive compensation rather than base salary. The Company takes an egalitarian approach to benefits, including the Company’s pension and 401(k) plans, employee stock purchase plan, and health care and other insurance programs. The benefit programs available to executives are the same as those available to all other eligible employees.

Base salary determinations reflect, among other factors deemed relevant, competitive pay practices of comparable companies, with a focus on the skills and performance levels of individual executives and the needs of the Company. Bonuses under the Company’s incentive plans reflect, among other relevant items, the Company’s financial performance and achievement of corporate objectives established by the Board of Directors prior to the start of each fiscal year. Stock option and restricted stock awards reflect, among other relevant items, the responsibilities to be assumed by each executive in the upcoming fiscal year, the responsibilities of each executive in prior periods, the size of awards made to each executive in prior years relative to the Company’s overall performance, available stock for issuance under the plans, and potential grants in future years. The Committee believes that stock option and restricted stock grants (1) align the interests of executives with long-term stockholder interests, (2) give executives a significant, long-term interest in the Company’s success, and (3) help retain key executives in a competitive market for executive talent. The Company does, however, monitor general corporate and industry trends and practices and may in the future, for competitive or other reasons, use other equity incentive vehicles in place of, or in combination with, stock options and restricted stock.

Compensation of the Chief Executive Officer.    In determining Mr. Cashman’s total compensation for Fiscal 2004, the Compensation Committee reviewed industry surveys and specific details of compensation paid to chief executive officers of comparable companies, and evaluated the achievement of corporate, individual and organizational objectives for the fiscal year. Mr. Cashman’s annual base compensation for Fiscal 2004 totaled $340,000. In Fiscal 2004, Mr. Cashman also received semi-annual bonuses determined on the basis of the achievement of specific weighted corporate, individual and organizational objectives for the fiscal year. These objectives included, among others, publicly disclosed corporate results, positioning, visibility and image, strategy, functional excellence and operational excellence. Mr. Cashman was awarded aggregate incentive bonuses of $325,000 for Fiscal 2004, as compared with incentive bonuses totaling $230,000 for 2003. Mr. Cashman was also awarded options to purchase 150,000 shares of common stock in 2004, options to purchase 160,000 shares of common stock in 2002 and options to purchase 200,000 shares of common stock in 2001. For Fiscal 2005, Mr. Cashman’s cash compensation will include a base salary of $400,000 and a target incentive bonus of 75% of base salary. In February 2005, the Committee awarded Mr. Cashman the following long term incentive compensation: (1) a stock option grant to purchase 100,000 shares of common stock, which becomes exercisable 25% annually in each of 2010 through 2013, and (2) a stock option grant to purchase 100,000 shares of common stock, which becomes exercisable 25% annually in each of 2006 through 2009. These grants are reflective of performance and retention objectives for Mr. Cashman as determined by the Committee, and both require long term stock price appreciation for Mr. Cashman to benefit from these grants.

In establishing the level of total executive compensation for the Company’s executive officers for Fiscal 2004, the Committee considered, among other things, Company objectives, market competitiveness and retention factors. In Fiscal 2004, the Company’s executive officers received quarterly and annual bonuses determined on the basis of the achievement of individually weighted corporate, individual and organizational objectives measured against individual targets, including, among others, publicly disclosed financial performance, business unit and departmental performance, functional excellence, operational excellence and organizational development.

Deductibility of Executive Compensation.    The Internal Revenue Code of 1986, as amended (the “Code”), limits the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering the Company’s current compensation plans and policy, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company’s compensation plans and policies may be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

COMPENSATION COMMITTEE

John F. Smith, Chairman

Jacqueline C. Morby

Compensation Committee Interlocks and Insider Participation

Since February 1994, all executive officer compensation decisions have been made by the Compensation Committee. During Fiscal 2004, the Compensation Committee was comprised of Ms. Morby and Mr. John Smith. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries and both members are considered independent as such term is defined in Rule 4200 of the Nasdaq listing requirements. The Company is not aware of any Compensation Committee interlocks.

Stockholder Return Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company’s Common Stock, based on the market price of the Company’s Common Stock, with the total return of companies included within the Russell 2000 Index, the Nasdaq Stock Market Index and a peer group of three companies (Autodesk, Inc., Parametric Technology Corporation and MSC Software Corporation) selected by the Company, for the period commencing December 31, 1999 and ending December 31, 2004. Prior to this year, the Company’s peer group consisted of four companies, including the three named as well as one additional company which ceased to be listed in 2003. The calculation of total cumulative return assumes a $100 investment in the Company’s Common Stock, the Russell 2000 Index, the Nasdaq Stock Market Index and the Peer Group Index on January 1, 1999, and the reinvestment of all dividends, and accounts for all stock splits.

Employment Agreement With Chairman

The Company has an Employment Agreement with Mr. Peter J. Smith, its Chairman. Mr. Smith’s Employment Agreement (i) provides for an annual base salary and participation in the Company’s executive bonus program, (ii) is for an indefinite term unless terminated by either party, (iii) provides for severance at the annual rate of $300,000 in the event Mr. Smith’s employment is terminated by the Company without cause or in the event of a constructive termination (as defined) until the earlier of one year after termination or Mr. Smith’s acceptance of other employment and (iv) restricts competitive activities by Mr. Smith for one year following termination of his employment other than for cause or in the event of a constructive termination. Pursuant to Stock Option Agreements with the Company, all stock options awarded to Mr. Smith shall become fully vested in the event of a change of control of the Company. The Company provided Mr. Smith with $309,058 at the time of his employment to purchase an annuity that will result in payments to Mr. Smith beginning at age 62. Pursuant to his employment agreement, Mr. Smith received $70,007 in total compensation in Fiscal 2004.

Employment Agreement With Chief Executive Officer

The Company has an Employment Agreement with Mr. James E. Cashman III, its Chief Executive Officer. Mr. Cashman’s Employment Agreement (i) provides for an annual base salary and participation in the Company’s executive bonus program, (ii) is for an indefinite term unless terminated by either party, (iii) provides for termination benefits equal to two times his combined salary and target bonus then in effect if the Company terminates him without cause at any time or demotes or terminates him with or without cause within 180 days following a change of control of the Company, or if he resigns following the Company’s material breach of his employment agreement, (iv) in the case of change of control of the Company, provides that all awarded stock options shall become fully vested upon the effective date of the transaction, (v) provides Mr. Cashman with a $2.0 million term life insurance policy, the proceeds of which are payable to beneficiaries designated by Mr. Cashman, and (vi) restricts competitive activities by Mr. Cashman for two years following the termination of his employment with the Company irrespective of the basis of that termination. Pursuant to Stock Option Agreements with the Company, all stock options awarded to Mr. Cashman shall become fully vested in the event of a change of control of the Company.

Employment Agreements With Other Named Executives

The Company has an Employment Agreement with Mr. J. Christopher Reid, Vice President and General Manager, Fluids Business Unit. Mr. Reid’s Employment Agreement (i) provides for an annual base salary and participation in the Company’s executive bonus program, (ii) is for an indefinite term unless terminated by either party, (iii) provides for termination benefits equal to twelve months salary then in effect if the Company terminates him other than for cause at any time or terminates him following a change of control of the Company, and (iv) restricts competitive activities by Mr. Reid for one year following the termination of his employment with the Company.

The Company has Stock Option Agreements with Ms. Maria T. Shields, its Chief Financial Officer, which provide that all stock options awarded to Ms. Shields shall become fully vested in the event of a change of control of the Company.

CERTAIN TRANSACTIONS

The Company has adopted a policy providing that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company’s Board of Directors and by a majority of the disinterested members of the Company’s Board of Directors and (ii) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”) to file reports of ownership and changes in ownership with the SEC and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that no Section 16 Person filed a late report other than those previously disclosed in the 2003 Proxy.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

The following table presents information about persons or entities known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock on February 15, 2004. The following information is based solely upon copies of filings of Schedule 13G received by the Company pursuant to the rules of the SEC.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number		Percent
FMR Corp. 82 Devonshire Street Boston, MA 02109	3,913,072	(1)	12.44%
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	2,314,109	(2)	7.35%
Brown Capital Management, Inc. 1201 N. Calvert Street Baltimore, MD 21202	1,877,430	(3)	5.97%

(1)	The information reported is based on a Schedule 13G/A filed with the SEC on February 14, 2005 reporting beneficial ownership as of December 31, 2004.

(2)	The information reported is based on a Schedule 13G filed with the SEC on February 14, 2005 reporting beneficial ownership as of December 31, 2004.

(3)	The information reported is based on a Schedule 13G filed with the SEC on February 9, 2005 reporting beneficial ownership as of December 31, 2004.

Security Ownership of Management

The following table presents certain information as to Named Executive Officers and Directors as of February 15, 2005, based on their representations to the Company. All such information was provided by the stockholders listed and reflects their beneficial ownership as of February 15, 2005.

Name of Beneficial Owner	Shares Beneficially Owned
	Number	Percent (1)
Peter J. Smith (2)	168,948	*
James E. Cashman III (3)	750,078	2.4%
J. Christopher Reid (4)	15,365	*
Michael J. Wheeler (5)	53,833	*
Joseph C. Fairbanks, Jr. (6)	40,146	*
Maria T. Shields (7)	144,841	*
Roger J. Heinen, Jr. (8)	30,806	*
Jacqueline C. Morby (9)	34,000	*
Bradford C. Morley (10)	39,930	*
John F. Smith (11)	60,166	*
Patrick J. Zilvitis (12)	27,840	*
All executive officers and directors as a group (11 persons)	1,377,862	4.4%

*	Less than 1%.

(1)	All percentages have been determined as of February 15, 2005 in accordance with Rule 13d-3 under the Exchange Act. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days after February 15, 2005. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days after February 15, 2005 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of February 15, 2005, a total of 31,465,077 shares of Common Stock were issued and outstanding.

(2)	Includes vested options to purchase 129,056 shares. Excludes unvested options to purchase 48,000 shares.

(3)	Includes vested options to purchase 678,614 shares. Excludes unvested options to purchase 352,500 shares.

(4)	Includes vested options to purchase 15,000 shares. Excludes unvested options to purchase 37,000 shares.

(5)	Includes vested options to purchase 47,191 shares. Excludes unvested options to purchase 70,899 shares.

(6)	Includes vested options to purchase 37,000 shares. Excludes unvested options to purchase 39,500 shares.

(7)	Includes vested options to purchase 132,974 shares. Excludes unvested options to purchase 36,000 shares.

(8)	Includes vested options to purchase 30,806 shares. Excludes unvested options to purchase 60,000 shares.

(9)	Includes vested options to purchase 6,000 shares. Excludes unvested options to purchase 60,000 shares.

(10)	Includes vested options to purchase 39,930 shares. Excludes unvested options to purchase 60,000 shares.

(11)	Includes vested options to purchase 30,000 shares. Excludes unvested options to purchase 60,000 shares.

(12)	Includes vested options to purchase 24,840 shares. Excludes unvested options to purchase 60,000 shares.

MARKET VALUE

On December 31, 2004, the closing price of a share of the Company’s Common Stock on the Nasdaq National Market was $32.06.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Stockholder proposals intended to be presented at the Company’s 2006 annual meeting of stockholders must be received by the Company on or before November 27, 2005 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy and should be mailed to: Secretary, ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, PA, 15317.

The Company’s By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not to be included in the Company’s proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company’s Secretary at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; (2) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; OR (3) MARK, DATE AND SIGN THE PROXY CARD RETURNING IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES SENT BY INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:59 PM UNITED STATES EASTERN TIME ON MAY 9, 2005. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

EXHIBIT I

ANSYS, INC.

SECOND AMENDED AND RESTATED

AUDIT COMMITTEE CHARTER

I.    General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of ANSYS, Inc. (the “Company”) are to:

•	assist the Board of Directors (the “Board”) in its oversight of (1) the integrity of the Company’s financial statements, including general oversight and monitoring of management’s and the independent auditor’s participation in the Company’s financial reporting process and of the Company’s procedures for compliance with legal and regulatory requirements related to this process, and (2) the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.    Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”), (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder, and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

The Nominating and Corporate Governance Committee shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.    Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.    Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. Meetings of the Audit Committee may be called by any member of the Audit Committee upon two days’ notice to the other members. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.    Responsibilities and Authority

A.    Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.    Annual Performance Evaluation

•	At least annually the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

C.    Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall have the sole authority to appoint (subject, if applicable, to stockholder ratification), terminate and determine funding for the Company’s independent auditor.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

•	The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee shall review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•	The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

(i) obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

(ii) review and evaluate the performance of the independent auditor and the lead partner; and

(iii) assure the regular rotation of the audit partners as required under the Exchange Act and Regulation S-X.

•	The Audit Committee shall recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

D.    Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor:

(i) the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, and (c) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K;

(ii) any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(iii) the adequacy of the Company’s internal controls and procedures over financial reporting;

(iv) major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company’s selection or application of accounting principles; and

(v) the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function, and (3) any significant disagreements with management.

•	The Audit Committee shall discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended, (“SAS 61”) and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:

(i) any restrictions on the scope of the independent auditors’ activities or access to requested information;

(ii) any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(iii) any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

(iv) any management or internal control letter issued, or proposed to be issued, by the auditors; and

(v) any significant disagreements between the Company’s management and the independent auditors.

•	The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls over financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

E.    Review Earnings Announcements and Other Financial Statement Related Public Disclosure

•	The Audit Committee shall be provided with and have an opportunity to review all earnings announcements and other financial statement related public disclosure in advance of their release to the public, if and to the extent that the timing of the release of such disclosure permits. Any such disclosure shall be further submitted to the Board for final approval prior to release, if and to the extent that the timing of the release of such disclosure permits.

F.    Disclosure Review Committee

•	The Audit Committee shall discuss with the Company’s Disclosure Review Committee such issues as may be brought to the Audit Committee’s attention by the Disclosure Review Committee and shall generally monitor the activities of the Disclosure Review Committee, including periodic review of the minutes of the Disclosure Review Committee.

G.    Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

H.    Regular Reports to the Board

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

I.    Legal and Regulatory Compliance

•	The Audit Committee is encouraged to discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee shall discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

VI.    Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.    Engagement of Advisors

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.    Conflicts of Interest

•	The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

C.    General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company’s Code of Business Conduct and Ethics.

This amends and supercedes all charters of the Audit Committee previously in effect.

(Adopted by the Audit Committee of the Board of Directors at a meeting held on December 14, 2004)

The Board of Directors recommends a vote FOR the election of all nominees as directors and Proposal 2.	Please	☐
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

1. ELECTION OF DIRECTORS Nominees:		01 James E. Cashman, III
02 John F. Smith
			FOR	AGAINST	ABSTAIN
FOR all nominees listed above (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed above	2. RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐
☐	☐	3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.

PLAN TO ATTEND THE MEETING ☐

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THIS PROXY WILL BE VOTED AS DIRECTED HEREON, OR IF RETURNED EXECUTED, WITH NO DIRECTION GIVEN, WILL BE VOTED FOR THE NOMINEES AS DIRECTORS, PLAN AND FOR THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.

Executors, administrators, trustees, attorneys, etc., should give full title as such. If the signer is a corporation or partnership, please sign full corporate or partnership name by duly authorized officer.

Signature(s)	Date	, 2005

Δ FOLD AND DETACH HERE Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/anss Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

ANSYS, Inc.

Southpointe

275 Technology Drive

Canonsburg, Pennsylvania 15317

PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR

THE ANNUAL MEETING OF STOCKHOLDERS, MAY 10, 2005

The undersigned hereby appoints JAMES E. CASHMAN, III and MARIA T. SHIELDS, attorneys and proxies, with full power of substitution, to represent the undersigned and to vote all shares of stock of ANSYS, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ANSYS, Inc. to be held at the Southpointe Club, Southpointe, 360 Southpointe Blvd., Canonsburg, Pennsylvania on Tuesday, May 10, 2005, at 2:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

(Continued, and to be signed and dated, on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ FOLD AND DETACH HERE Δ

Admittance Pass

2005 Annual Meeting of Stockholders

ANSYS, Inc.

Tuesday, May 10, 2005

2:00 p.m. Eastern Time

Southpointe Club

Southpointe

360 Southpointe Blvd.

Canonsburg, Pennsylvania

Please Present This Admittance Pass When Entering The Meeting